Filed Pursuant to Rule 497

File No. 333-198981

Prospectus

Credit Suisse Park View BDC, Inc.

Common Stock

Supplement No. 2 dated June 2, 2015

to

Prospectus dated March 19, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Credit Suisse Park View BDC, Inc., which we refer to as the Company, our, us or we, dated March 19, 2015, or the Prospectus, as supplemented on May 26, 2015. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

Management of the Company

On May 28, 2015, the Board of Directors of Credit Suisse Park View BDC, Inc. promoted Rocco DelGuercio, Treasurer of the Company, to Chief Financial Officer of the Company effective immediately. Bruce S. Rosenberg stepped down as Chief Financial Officer of the Company effective May 28, 2015 to pursue other opportunities.

This supplement supplements and amends the section of the Prospectus entitled “Management of the Company — Executive Officers who are Not Also Directors” by deleting Bruce S. Rosenberg from the table in such section and updating the following information for Rocco DelGuercio in such table:

NAME	AGE	POSITIONS HELD
Rocco DelGuercio	52	Chief Financial Officer and Treasurer

This supplement supplements and amends the section of the Prospectus entitled “Management of the Company — Biographical Information — Executive Officers who are Not Directors” by deleting the fifth paragraph of such section and replacing the first paragraph of such section in its entirety with the following:

Rocco DelGuercio has served as the Company’s Chief Financial Officer since May 2015 and Treasurer since August 2014. Mr. DelGuercio has served as Vice President of Credit Suisse Asset Management, LLC since May 2013. Mr. DelGuercio has served as Chief Financial Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since May 2015 and has also served as Treasurer of such open-end funds since May 2013 and served in various other capacities at Credit Suisse from June 1996 to March 2004. From February 2012 to April 2013, Mr. DelGuercio was an independent contractor. Prior to that, Mr. DelGuercio served as Director of Legg Mason & Co., LLC from March 2004 to January 2012.